Exhibit 10.3

FORM OF REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of [•], 2026 by and between Option Therapeutics Inc., a Delaware corporation (“Option”), and BioVie Inc., a Nevada corporation (the “BioVie”). Option and BioVie are referred to together as the “Parties” and individually as a “Party.” Capitalized terms used herein shall have the respective meanings assigned to them in Article I or elsewhere in this Agreement.

WHEREAS, Option and BioVie entered into the Separation Agreement, dated as of [•], 2026 (as amended from time to time, the “Separation Agreement”), and certain related agreements, to effect BioVie’s contribution, assignment, transfer, conveyance and delivery to Option, and Option’s acceptance from BioVie, all of BioVie’s right, title and interest in and to all of the SpinCo Assets (the “Separation”);

WHEREAS, BioVie currently owns all of the issued and outstanding shares of Option Common Stock;

WHEREAS, pursuant to the Separation Agreement, Option is offering and selling to the public a limited number of shares of Option Common Stock pursuant to a registration statement on Form S-1 (the “IPO”), as more fully described in the Separation Agreement and the Ancillary Agreements, immediately following which offering and sale BioVie will own more than 50% of the outstanding Option Common Stock; and

WHEREAS, Option and BioVie desire to enter into this Agreement to set forth the terms and conditions of the registration rights of Option and BioVie.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the Parties hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1  Definitions. As used in and for purposes of this Agreement, the following terms have the following meanings:

“Affiliate” means, with respect to any specified Person, any Person that, directly or indirectly through one or more entities, controls or is controlled by, or is under common control with, such specified Person. As used herein, “controls,” “control” and “controlled” means the possession, direct or indirect, of the power to direct the management and policies of a Person, whether through the ownership of the voting interests of such Person, through contract or otherwise. It is expressly agreed that, prior to, at and after the Effective Time, for purposes of this Agreement, (a) no member of the BioVie Group shall be deemed to be an Affiliate of any member of the Option Group and (b) no member of the Option Group shall be deemed to be an Affiliate of any member of the BioVie Group.

“Agreement” has the meaning set forth in the Preamble.

“Ancillary Agreements” has the meaning set forth in the Separation Agreement.

“BioVie Group” means (a) BioVie, (b) each subsidiary of BioVie immediately after the Effective Time and (c) each other Person that is controlled, directly or indirectly, by BioVie immediately after the Effective Time.

“Business Day” means a day other than a Saturday, a Sunday or a day on which banking institutions located in Carson City, Nevada or New York, New York are authorized or obligated by law or executive order to close.

“Commission” has the meaning set forth in Section 1.2.

“Demand Registration” has the meaning set forth in Section 2.1(a).

“Demand Request” has the meaning set forth in Section 2.1(a).

“Effectiveness Period” has the meaning set forth in Section 2.1(a).

“Effective Time” means the time at which the Separation occurs on the Separation Date, which shall be deemed to be 12:01 a.m., Eastern Time, on the Separation Date, or such other time as BioVie may determine in its sole discretion.

“Exchange Act” has the meaning set forth in Section 2.7(a).

“Free Writing Prospectus” means any “free writing Prospectus” as defined in Rule 405 promulgated under the Securities Act.

“Governmental Authority” means any nation or government, any state, municipality or other political subdivision thereof, and any entity, body, agency, commission, department, board, bureau, court, tribunal or other instrumentality, whether federal, state, local, domestic, foreign or multinational, exercising executive, legislative, judicial, regulatory, administrative or other similar functions of, or pertaining to, a government and any executive official thereof.

“Holdback Period” has the meaning set forth in Section 2.11.

“Holder” means any member of the BioVie Group holding Registrable Securities.

“IPO” has the meaning set forth in the Preamble.

“IPO Effective Date” means the date of the closing of the IPO.

“Losses” has the meaning set forth in Section 2.7(a).

“Managing Underwriter(s)” means, with respect to any Underwritten Offering, the book-running lead manager(s) of such Underwritten Offering.

“Option” has the meaning set forth in the Preamble.

“Option Group” means Option and each Person that is a subsidiary of Option.

“Option Common Stock” means shares of common stock, $0.001 par value, of Option.

“Person” means any natural person, corporation, general partnership, limited partnership, limited liability company, limited liability partnership, proprietorship, trust, union, association, court, tribunal, agency, government, department, commission, self-regulatory organization, arbitrator, board, bureau, instrumentality, Governmental Authority or other entity, enterprise, authority or business organization.

“Piggyback Notice” has the meaning set forth in Section 2.2(a).

“Piggyback Registration” has the meaning set forth in Section 2.2(a).

“Prospectus” means the Prospectus included in any Registration Statement, as amended or supplemented by any Prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement or any other amendments and supplements to such Prospectus, including any preliminary Prospectus, any pre-effective or post-effective amendment and all material incorporated by reference in any Prospectus.

“Public Offering” has the meaning set forth in Section 2.2(a).

“Registrable Securities” means shares of Option Common Stock, including shares of Option Common Stock issued or transferred or to be issued or transferred to any Holder pursuant to and in accordance with the Separation and any other shares of Option Common Stock that may be acquired by any Holder. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (b) such securities shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) such securities shall have ceased to be outstanding or (d) such securities may be sold in the public market of the United States, in unlimited amounts, under Rule 144(k), without registration under the Securities Act.

“Registration Expenses” means all expenses (other than Selling Expenses) incident to the Option’s performance under or compliance with this Agreement, including, without limitation, all registration, filing, securities exchange listing and securities exchange fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars, all word processing, duplicating and printing expenses, expenses incurred in connection with any road show and the fees and disbursements of counsel and independent public accountants for Option, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance.

“Registration Statement” means any registration statement of Option that covers Registrable Securities pursuant to the provisions of this Agreement, all amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Securities Act” has the meaning set forth in Section 1.2.

“Selling Expenses” means all underwriting fees, discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities.

“Separation” has the meaning set forth in the Preamble.

“Separation Date” means the IPO Effective Date or such other date as Option and BioVie may mutually agree upon in writing.

“Shelf Registration Statement” means a registration of Registrable Securities under a Registration Statement of Option for an offering to be made on a delayed or continuous basis of Option Common Stock pursuant to Rule 415 under the Securities Act (or similar provisions then in effect).

“SpinCo Assets” has the meaning set forth in the Separation Agreement.

“Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act.

“Underwritten Offering” means an offering (including an offering pursuant to a Registration Statement) in which Registrable Securities are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.

“Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

Section 1.2  Registrable Securities. Any Registrable Security will cease to be a Registrable Security (a) at the time a Registration Statement covering such Registrable Security has been declared effective by the U.S. Securities and Exchange Commission (the “Commission”), or otherwise has become effective, and such Registrable Security has been sold or disposed of pursuant to such Registration Statement; (b) at the time such Registrable Security has been disposed of pursuant to Rule 144 (or any similar provision then in effect under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”)); (c) if such Registrable Security is held by Option; or (d) at the time such Registrable Security has been sold in a private transaction in which the Holder’s rights under this Agreement are not assigned to the recipient of such securities.

ARTICLE II
REGISTRATION RIGHTS

Section 2.1  Demand Registration.

(a)  Requests For Registration. Subject to provisions of this Article II, any Holder or group of Holders may at any time make a written request (a “Demand Request”) for registration under the Securities Act of Registrable Securities (a “Demand Registration”). Such Demand Request shall specify the amount of Registrable Securities to be registered and the intended method or methods of disposition. Option shall, subject to the provisions of this Article II and to the Holders’ compliance with their obligations under the provisions of this Agreement, use its reasonable best efforts to file with the Commission a Registration Statement registering all Registrable Securities included in such Demand Request, for disposition in accordance with the intended method or methods set forth therein as promptly as possible following receipt of a Demand Request; provided, that if the Managing Underwriter(s) for a Demand Registration in which Registrable Securities are proposed to be included pursuant to this Article II that involves an Underwritten Offering shall advise Option that, in its reasonable opinion, the number of Registrable Securities to be sold is greater than the amount that can be offered without adversely affecting the success of the offering (taking into consideration the interests of Option and the Holders), then Option will be entitled to reduce the number of Registrable Securities included in such registration to the number that, in the opinion of the Managing Underwriter(s), can be sold without having the adverse effect referred to above; provided, further, that in the event of such a reduction in the number of Registrable Securities included in such registration, the number of Registrable Securities registered shall be allocated in the following priority: first, pro rata among the Holders participating in the Demand Registration, based on the number of Registrable Securities included by such Holder in the Demand Request; second, shares of Option Common Stock proposed to be registered for offer and sale by Option; and third, shares of Option Common Stock proposed to be registered pursuant to any piggy-back registration rights of security holders of Option other than any Holder. Option shall use its reasonable best efforts to cause such Registration Statement to be declared effective as soon as practicable after filing and to remain effective until the earlier of (i) ninety (90) days following the date on which it was declared effective and (ii) the date on which all of the Registrable Securities covered thereby are disposed of in accordance with the method or methods of disposition stated therein (the “Effectiveness Period”). Each Registration Statement when effective (and the documents incorporated therein by reference) shall comply as to form in all material respects with all applicable requirements of the Securities Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(b)  Limitations on Demand Registration Rights Request. Notwithstanding anything in this Article II to the contrary, Option shall not be obligated to effect a Demand Registration, other than a Shelf Registration, (a) if a Piggyback Registration had been available to any Holder within one-hundred and eighty (180) days preceding the date of the Demand Request, (b) within sixty (60) days after the effective date of a previous registration effected with respect to the Registrable Securities pursuant to Section 2.1 or (c) during any period (not to exceed one hundred eighty (180) days) following the closing of the completion in the underwriting agreement for such offering. Furthermore, shall not be obligated to effect more than two (2) Demand Registrations in any twelve (12)-month period.

Section 2.2  Piggyback Rights.

(a)  Participation. If Option proposes to register (including for this purpose a registration effected by Option for securityholders of Option Common Stock other than any Holder) securities that may include any shares of Option Common Stock and to file a Registration Statement with respect thereto under the Securities Act, whether or not for sale for its own account (other than pursuant to a registration statement on Form S-4, Form S-8 or any successor or similar forms), in a manner that would permit registration of Registrable Securities for resale to the public under the Securities Act (a “Public Offering”), Option will at each such time promptly give written notice to the Holders of (a) its intention to do so, (b) the form of registration statement of the Commission that has been selected by Option and (c) the rights of Holders under this Section 2.2 (the “Piggyback Notice”). Option will include in any Public Offering all Registrable Securities that Option is requested in writing, within fifteen (15) days after the date the Piggyback Notice is delivered by Option, to register by the Holders thereof (each, a “Piggyback Registration”); provided, however, that (i) if, at any time after giving the Piggyback Notice and prior to the effective date of the Registration Statement filed in connection therewith, Option shall determine to abandon such Public Offering, Option may give written notice of such determination to all Holders who so requested registration, and thereafter Option shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned Public Offering (without prejudice to the other rights of Holders under this Section 2.2), and (ii) Option shall be permitted to delay such Public Offering for the same period and under the same circumstances as set forth in Section 2.1(b). No Piggy-back Registration effected by Option under this Section 2.2 shall relieve Option of its obligations to effect Demand Registrations under Section 2.1, except as otherwise set forth in Section 2.1(b).

(b)  Priority of Registration. If the Managing Underwriter(s) for a Piggyback Registration that involves an Underwritten Offering shall advise Option in good faith that, in its opinion, the number of shares of Option Common Stock to be sold for the account of persons other than Option (collectively, the “Selling Stockholders”) is greater than the amount that can be offered without adversely affecting the success of the offering (taking into consideration the interests of Option and the Holders), then the number of shares of Option Common Stock to be sold for the account of Selling Stockholders (including Holders) may be reduced to a number that, in the reasonable opinion of the Managing Underwriter(s), may reasonably be sold without having the adverse effect referred to above. The reduced number of shares of Option Common Stock that may be registered in such Public Offering shall be allocated in the following priority: first, to shares of Option Common Stock proposed to be registered for offer and sale by Option; second, to shares of Option Common Stock proposed to be registered pursuant to any demand registration rights of security holders of Option other than any Holder; and third, to Registrable Securities proposed to be registered by Holders as a Piggyback Registration. If the number of Registrable Securities proposed to be registered by Holders as a Piggyback Registration is reduced pursuant to this Section 2.2(b), such Registrable Securities included in the Registration Statement shall be allocated pro rata among the Holders participating in the Piggyback Registration based on the number of Registrable Securities beneficially owned by the respective Holders. If, as a result of the proration provisions of this Section 2.2(b), any Holder shall not be entitled to include all Registrable Securities in a registration pursuant to this Article II that such Holder has requested be included, such Holder may elect to withdraw its Registrable Securities from such registration.

Section 2.3  Delay Rights. If Option’s board of directors determines that that the filing of a Registration Statement with respect to Registrable Securities pursuant to Article II would be materially detrimental to Option and its stockholders because such registration would (a) materially interfere with a significant acquisition, reorganization, financing or other similar transaction involving Option, (b) require premature disclosure of material information that Option has a bona fide business purpose for preserving as confidential or (c) render Option unable to comply with applicable securities laws, then Option shall have the right to postpone compliance with its obligations under this Article II with respect to such Registration Statement for a period of not more than ninety (90) days, provided, that such right pursuant to this Section 2.3 may not be utilized more than twice in any twelve (12)-month period; and provided, further, that Option shall at all times use its reasonable best efforts to cause any Registration Statement required under Article II to be filed as soon as possible. Option shall promptly give the Holder written notice of any postponement made in accordance with this Section 2.3.

Section 2.4  Sale Procedures. In connection with Option’s registration obligations pursuant to Article II, Option shall use its reasonable best efforts to effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof and pursuant thereto Option shall as expeditiously as reasonably practicable:

(a)  prepare and file with the Commission such amendments and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep each Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement;

(b)  except in the case of a Shelf Registration effected on Form S-3, prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the time period required by this Agreement; cause the Registration Statement and the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed in accordance with the Securities Act and any rules and regulations promulgated thereunder; and otherwise comply with the provisions of the Securities Act as may be necessary to facilitate the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of disposition by the selling Holders thereof set forth in such Registration Statement or such Prospectus or Prospectus supplement;

(c)  in the case of a Shelf Registration effected on Form S-3, prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities subject thereto for a period ending on the earlier of (i) thirty-six (36) months after the effective date of such Registration Statement plus the number of days that any filing or effectiveness has been delayed under Section 2.3 and (ii) the date on which all the Registrable Securities subject thereto have been sold pursuant to such Registration Statement;

(d)  if a Prospectus supplement will be used in connection with the marketing of an Underwritten Offering and the Managing Underwriter(s) notifies Option in writing that, in the sole judgment of such Managing Underwriter(s), inclusion of detailed information in such Prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, use its reasonable best efforts to include such information in such Prospectus supplement;

(e)  furnish to the Holder (i) as far in advance as reasonably practicable before filing a Registration Statement or any supplement or amendment thereto, upon request, copies of drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide the Holder the opportunity to object to any information pertaining to the Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by the Holder with respect to such information prior to filing a Registration Statement or supplement or amendment thereto; and (ii) such number of copies of such Registration Statement and the Prospectus included therein and any supplements and amendments thereto as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement;

(f)  if applicable, use its reasonable best efforts to register or qualify the Registrable Securities covered by a Registration Statement under the securities or blue sky laws of such jurisdictions as the Holder or, in the case of an Underwritten Offering, the Managing Underwriter(s), shall reasonably request; provided, however, that Option will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any jurisdiction where it is not then so subject;

(g)  promptly notify the Holder and each underwriter, at any time when a Prospectus is required to be delivered under the Securities Act, of (i) the filing of a Registration Statement or any Prospectus or Prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective; and (ii) any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to a Registration Statement or any Prospectus or Prospectus supplement thereto;

(h)  immediately notify the Holder and each underwriter, at any time when a Prospectus is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the Prospectus or Prospectus supplement contained in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading (in the case of the Prospectus contained therein, in the light of the circumstances under which a statement is made); (ii) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement, or the initiation of any proceedings for that purpose; or (iii) the receipt by Option of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, Option agrees to, as promptly as practicable, amend or supplement the Prospectus or Prospectus supplement or take other appropriate action so that the Prospectus or Prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in the light of the circumstances then existing and to take such other reasonable best action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(i)  upon request and subject to appropriate confidentiality obligations, furnish to the Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to any offering of Registrable Securities;

(j)  in the case of an Underwritten Offering, furnish upon request, (i) an opinion of Option’s counsel dated the date of the closing under the underwriting agreement and (ii) a “comfort” letter, dated the pricing date of such Underwritten Offering (to the extent available) and a bringdown “comfort” letter, dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants who have certified Option’s financial statements included or incorporated by reference into the applicable registration statement, and each such opinion and “comfort” letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the Prospectus and any Prospectus supplement included therein) as have been customarily covered in opinions of Option’s counsel and in accountants’ letters delivered to the underwriters in Underwritten Offerings of securities by Option or its predecessors and such other matters as such underwriters and the Holder may reasonably request;

(k)  otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(l)  make available to the appropriate representatives of the Managing Underwriter(s) and the Holder access to such information and Option personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act;

(m)  cause all Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by Option are then listed;

(n)  use its reasonable best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or Governmental Authorities as may be necessary by virtue of the business and operations of Option to enable the Holder to consummate the disposition of the Registrable Securities;

(o)  provide a transfer agent and registrar for all Registrable Securities covered by a Registration Statement not later than the effective date of such registration statement; and

(p)  enter into customary agreements and take such other actions as are reasonably requested by the Holder or the underwriters, if any, in order to expedite or facilitate the disposition of the Registrable Securities.

Except to the extent required by applicable law, Option shall not file any Registration Statement with respect to any Registrable Securities, or any Prospectus used in connection therewith, and shall not file or make any amendment to any such Registration Statement or any amendment of or supplement to any such Prospectus, that refers to the Holder covered thereby by name, or otherwise identifies the Holder as the holder of any securities of Option, without the consent of the Holder, such consent not to be unreasonably withheld, conditioned or delayed, unless and to the extent such disclosure is required by law or regulation, in which case Option shall provide written notice to the Holder no less than two (2) Business Days prior to the filing of such Registration Statement or any amendment to any such Registration Statement or any Prospectus used in connection therewith or any amendment of or supplement to any such Prospectus.

The Holder, upon receipt of notice from Option of the happening of any event of the kind described in subsection (g) of this Section 2.4, shall forthwith discontinue disposition of the Registrable Securities by means of a Prospectus or Prospectus supplement until the Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by subsection (i) of this Section 2.4 or until it is advised in writing by Option that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the Prospectus.

Section 2.5  Cooperation by Holder. Option may require each Holder of Registrable Securities as to which any registration is being effected to furnish to Option such information regarding the distribution of such Registrable Securities, and other customary certifications and agreements as Option may from time-to-time reasonably request in writing.

Section 2.6  Expenses.

(a)  Option will pay all reasonable Registration Expenses, including in the case of an Underwritten Offering, regardless of whether any sale is made in such Underwritten Offering. The Holder shall pay all Selling Expenses in connection with any sale of its Registrable Securities hereunder.

(b)  In connection with each Underwritten Offering, Option shall reimburse the Holder for the reasonable fees and disbursements of one counsel chosen by the Holder and reasonable disbursements of each additional counsel reasonably retained by the Holder for the purpose of rendering a legal opinion to the underwriter(s) on behalf of the Holder in connection with any Underwritten Offering.

Section 2.7  Indemnification.

(a)  By Option. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, Option will indemnify and hold harmless the Holder, its directors, officers, employees and agents, and each Person, if any, who controls the Holder within the meaning of the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), and its directors, officers, employees or agents, against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which the Holder, director, officer, employee, agent or controlling Person thereof may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any Prospectus or any Written Testing-the-Waters Communication, in the light of the circumstances under which such statement is made) contained in any Written Testing-the-Waters Communication, a Registration Statement, any preliminary Prospectus or Prospectus supplement, free writing Prospectus or final Prospectus or Prospectus supplement contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or any Written Testing-the-Waters Communication, in the light of the circumstances under which they were made) not misleading, and will reimburse the Holder, its directors, officers, employees and agents, and each such controlling Person, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings as such expenses are incurred; provided, however, that Option will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Holder, its directors, officers, employees and agents or such controlling Person in writing specifically for use in any Written Testing-the- Waters Communication, a Registration Statement, any preliminary Prospectus or Prospectus supplement, free writing Prospectus or final Prospectus or Prospectus supplement contained therein, or any amendment or supplement thereto, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such directors, officers, employees agents or controlling Person, and shall survive the transfer of such securities by the Holder.

(b)  By the Holder. The Holder agrees to indemnify and hold harmless Option, its directors, officers, employees and agents and each Person, if any, who controls Option within the meaning of the Securities Act or of the Exchange Act, and its directors, officers, employees and agents, to the same extent as the foregoing indemnity from Option to the Holder, but only with respect to information regarding the Holder furnished in writing by or on behalf of the Holder expressly for inclusion in any Written Testing-the-Waters Communication, a Registration Statement, any preliminary Prospectus or Prospectus supplement, free writing Prospectus or final Prospectus or Prospectus supplement contained therein, or any amendment or supplement thereof.

(c)  Notice. Promptly after receipt by the indemnified party hereunder of notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission to so notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party. In any action brought against any indemnified party, the indemnified party shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to the indemnified party under this Section 2.7 for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnified party shall settle any action brought against it with respect to which it is entitled to indemnification hereunder without the consent of the indemnifying party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnifying party.

(d)  Contribution. If the indemnification provided for in this Section 2.7 is held by a court or government agency of competent jurisdiction to be unavailable to the indemnified party or is insufficient to hold them harmless in respect of any Losses, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid by the indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss that is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of fraudulent misrepresentation.

(e)  Other Indemnification. The provisions of this Section 2.7 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to law, equity, contract or otherwise.

Section 2.8  Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, Option agrees to use its reasonable best efforts to:

(a)  make and keep public information regarding Option available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;

(b)  file with the Commission in a timely manner all reports and other documents required of Option under the Exchange Act at all times from and after the date hereof; and

(c)  so long as the Holder owns any Registrable Securities, unless otherwise available via the Commission’s EDGAR system, furnish to the Holder forthwith upon request a copy of the most recent annual or quarterly report of Option, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

Section 2.9  Underwritten Registrations.

(a)  Selection of Underwriter(s). In each registration under Section 2.1 or Section 2.2 that involves an Underwritten Offering, the underwriter(s) and Managing Underwriter(s) that will administer the offering shall be selected by Option; provided, however, that in each case of a registration under Section 2.1, such underwriter(s) and Managing Underwriter(s) shall be subject to the approval by the Holders of a majority in aggregate amount of Registrable Securities included in such offering, which approval shall not be unreasonably withheld or delayed.

(b)  Agreements of Selling Holders. No Holder shall sell any of its Registrable Securities in any Underwritten Offering pursuant to a registration hereunder, unless such Holder (a) agrees to sell such Registrable Securities on a basis provided in any underwriting agreement in customary form, including the making of customary representations, warranties and indemnities and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting agreements or as reasonably requested by Option (whether or not such offering is underwritten).

Section 2.10  Transfer or Assignment of Registration Rights. The rights to cause Option to register Registrable Securities granted to the Holder by Option under this Article II may be transferred or assigned by the Holder to one or more transferee(s) or assignee(s) of such Registrable Securities; provided, however, that (a) unless such transferee or assignee is an Affiliate of Option, each such transferee or assignee holds Registrable Securities representing at least five percent (5%) of the then-outstanding Registrable Securities (subject to adjustment pursuant to Section 3.4), (b) Option is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned, and (c) each such transferee agrees to be bound by this Agreement.

Section 2.11  Restrictions on Public Sale by the Holder of Registrable Securities. In connection with an Underwritten Offering, if requested by the Managing Underwriter(s), the Holder agrees to enter into a customary letter agreement with such underwriters providing that the Holder will not effect any public sale or distribution of the Registrable Securities during the ninety (90) calendar day period beginning on the date of a Prospectus or Prospectus supplement filed by Option with the Commission with respect to the pricing of such Underwritten Offering (the “Holdback Period”), provided that (i) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on Option or the officers, directors or any other stockholder of Option on whom a restriction is imposed and (ii) the restrictions set forth in this Section 2.11 shall not apply to any Registrable Securities that are included in such Underwritten Offering by the Holder. If any registration pursuant to Section 2.1 shall be in connection with any Underwritten Offering, during the Holdback Period, Option will not effect any public sale or distribution of any shares of Option Common Stock (or any securities convertible into or exchangeable or exercisable for shares of Option Common Stock) (other than a registration statement (x) on Form S-4, Form S-8 or any successor forms thereto or (y) filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan) for its own account.

ARTICLE III
MISCELLANEOUS

Section 3.1  Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, electronic mail, courier service or personal delivery:

(a)	If to Option:

Option Therapeutics Inc.

680 W Nye Lane

Suite 204

Carson City, Nevada 89703

Attention: Joanne Wendy Kim

(b)	If to the Holder:

BioVie Inc.

680 W Nye Lane

Suite 204

Carson City, Nevada 89703

Attention: Cuong Do

All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or sent via electronic mail; and when actually received, if sent by courier service or any other means.

Section 3.2  Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the Parties, including subsequent holders of Registrable Securities to the extent permitted herein.

Section 3.3  Assignment of Rights. All or any portion of the rights and obligations of the Holder under this Agreement may be transferred or assigned by the Holder in accordance with Section 2.10 hereof.

Section 3.4  Third-Party Beneficiaries. Except for the indemnification rights under this Agreement of any Holder covered person or Option covered person in their respective capacities as such, (a) the provisions of this Agreement are solely for the benefit of the Parties and are not intended to confer upon any Person, except the Parties’ rights or remedies hereunder, and (b) there are no third-party beneficiaries of this Agreement and this Agreement shall not provide any third person with any remedy, claim, liability, reimbursement, claim of action or other right in excess of those exiting without reference to this Agreement.

Section 3.5  Recapitalization, Exchanges, Etc. Affecting the Registrable Securities. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all securities of Option, its subsidiaries, or any successor or assign of Option or its subsidiaries (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, splits, recapitalizations, pro rata distributions and the like occurring after the date of this Agreement.

Section 3.6  Specific Performance. Damages in the event of a breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each party, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such party from pursuing any other rights and remedies at law or in equity that such party may have.

Section 3.7  Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument. The delivery of an executed counterpart copy of this Agreement by facsimile or electronic transmission in PDF format shall be deemed to be the equivalent of delivery of the originally executed copy thereof.

Section 3.8  Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.9  Governing Law. The laws of the State of Delaware shall govern this Agreement.

Section 3.10  Severability of Provisions. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 3.11  Scope of Agreement. This Agreement is intended by the Parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by Option set forth herein. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

Section 3.12  Amendment. This Agreement may be amended only by means of a written amendment signed by Option and BioVie (or any subsequent holder of a majority of the then-outstanding Registrable Securities).

Section 3.13  Termination. Other than the termination provisions applicable to particular sections of this Agreement that are specifically provided elsewhere in this Agreement, this Agreement shall terminate upon the earlier to occur of: (a) the mutual written agreement of the Parties to terminate this Agreement and (b) the date on which no Registrable Securities shall remain outstanding.

Section 3.14  No Presumption. If any claim is made by a party relating to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

Section 3.15  Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

Section 3.16  Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees and acknowledges that no Person other than Option and the Holder shall have any obligation hereunder and that, notwithstanding that the Holder may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of the Holder or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of the Holder or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Holder under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any assignee of the Holder hereunder.

Section 3.17  Survival. The representations and warranties made herein shall survive through the term of this Agreement.

Section 3.18  Waivers of Default. Waiver by a Party of any default by the other Party of any provisions of this Agreement shall not be deemed a waiver by the waiving Party of any subsequent or other default, nor shall it prejudice the rights of the other Party. No failure or delay by a Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof prejudice any other or further exercise thereof or the exercise of any right, power or privilege.

Section 3.19  Interpretation. All references to “Articles” and “Sections” shall be deemed to be references to articles and sections of this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by the Holder under this Agreement, such action shall be in the Holder’s sole discretion unless otherwise specified.

Section 3.20  Entire Agreement. The Separation Agreement, this Agreement, the other Ancillary Agreements and the exhibits, schedules and appendices hereto and thereto contain the entire agreement between the Parties with respect to the subject matter hereof, supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter, and there are no agreements or undertakings between the Parties other than those set forth or referred to herein or therein. The Separation Agreement, this Agreement and the other Ancillary Agreements together govern the arrangements in connection with the Separation and the IPO and would not have been entered independently.

Section 3.21  Mutual Drafting. This Agreement shall be deemed to be the joint work product of the Parties and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

OPTION THERAPEUTICS INC.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

BIOVIE INC.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]